Exhibit 99.2 4Q 2025 Earnings Supplement February 24, 2026

Disclosures This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this presentation, including statements regarding the outcome of the operational and portfolio reviews, the costs, cash outlays, beneﬁts, timing and ﬁnancial impacts of the actions that may be taken or transactions entered into in connection with the operational and portfolio reviews, Flywire’s ability to successfully implement Flywire’s business plan, future results of operations and ﬁnancial position, business strategy and plans, market growth and Flywire’s objectives for future operations, are forward -looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plans,” “potential,” “seeks,” “projects,” “should,” “could” and “would” and similar expressions are intended to identify forward -looking statements, although not all forward-looking statements contain these identifying words. Flywire has based these forward-looking statements largely on Flywire’s current expectations and projections about future events and ﬁnancial trends that Flywire believes may affect Flywire’s ﬁnancial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and ﬁnancial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that are described in the Risk Factors and Management's Discussion and Analysis of Financial Condition and Results of Operations sections of Flywire's Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, which are on ﬁle with the Securities and Exchange Commission (SEC) and available on the SEC’s website at www.sec.gov. Additional factors may be described in those sections of Flywire’s Annual Report on Form 10-K for the year ended December 31, 2025, expected to be ﬁled with the SEC in the fourth quarter of 2026. In light of these risks, uncertainties and assumptions, the forward -looking events and circumstances discussed in this presentation may not occur and actual results could dier ma ff terially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events or performance. In addition, projections, assumptions and estimates of the future performance of the industries in which Flywire operates and the markets it serves are inherently imprecise and subject to a high degree of uncertainty and risk. All ﬁnancial projections contained in this presentation are forward -looking statements and are based on Flywire’s management’s assessment of such matters. It is unlikely, however, that the assumptions on which Flywire has based its projections will prove to be fully correct or that the projected ﬁgures will be attained. Flywire’s actual future results may dier ma ff terially from Flywire’s projections, and it makes no express or implied representation or warranty as to attainability of the results reﬂected in these projections. Investments in Flywire’s securities involve a high degree of risk and should be regarded as speculative. The information in this presentation is provided only as of February 24, 2026, and Flywire undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law. This presentation contains certain non-GAAP ﬁnancial measures as deﬁned by SEC rules. Flywire has provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the Appendix. The company has not provided a quantitative reconciliation of forecasted FX-Neutral Revenue Less Ancillary Services Growth to forecasted GAAP Revenue Growth or forecasted Adjusted EBITDA Margin Growth to forecasted GAAP Net Income Margin Growth or to forecasted GAAP net income (loss) before income taxes within this presentation because Flywire is unable, without making unreasonable eorts, to calcula ff te certain reconciling items with conﬁdence. These items include but are not limited to income taxes which are directly impacted by unpredictable ﬂuctuations in the market price of the company's stock and in foreign exchange rates.

Outline 1. Since IPO: Proven Model & Expanding Network Advantage 2. Go-to-Market Engine 3. Structural Operating Leverage & Capital Discipline 4. Uniﬁed Platform & AI Foundation 5. 2026 Outlook

Strong, Sustained Growth Since IPO RLAS RLAS Total Revenue 47% 43% 24% 27%* YoY% Growth: YoY% Growth: 44% 39% 22% 27%* FXN YoY% Growth: 55% 43% 24% 26%* * Note: For 2025, approximately 9pts of growth contribution from addition of Sertiﬁ CAGR: 35% CAGR: 35% CAGR: 33%

Improved Proﬁtability GAAP Net Income Adj. EBITDA Adj. EBITDA 13% 6% 11% 16% 20% Margin % CAGR: 52%

Why We Win One embedded, durable, scalable model — applied across four verticals Healthcare Education Optimizing hospital All tuition, one platform. yield ● Integrated into system of record ● Uniﬁed affordability, ● High-90s retention + steady payments expansion & EHR integrations Why we win: ● Grow share despite macro ● Improves collections & •Embed into mission-critical pressure patient experience workﬂows, becoming core ﬁnancial ● Sticky, software-led and customer infrastructure revenue •Solve global, regulated, high-value complexity others can’t Travel B2B •Create durable, expanding economics through software-led Invoice-to-cash Complex, high-value landings and payment attach global transactions. automation. •Beneﬁt from structural vendor consolidation tailwinds, not ● Software + payments in AR ● Embedded in booking discretionary spend workﬂows & settlement ● Long-term expansion ● Mission-critical once live opportunity ● Strong unit economics ● Huge client efficiency gains

Uniqueness and Durability of Flywire's Assets Software & Integrations Global Payment Network ● Unique: Vertical-specialized billing ● Unique: Optimized network for and reconciliation workﬂow high-value, regulated cross- border software deeply integrated into and domestic payment and billing data core ﬁnancial systems globally across complex payer journeys ● Durable: Switching from Flywire ● Unique: MOR and Payfac model requires operational change support enable distinctive capabilities alongside major systems projects ● Durable: Scale and trust allow tighter Network workﬂow integrations and unique effects capabilities serving our verticals Domain Expertise Partners ● Unique: Commercial and technical ● Unique: Vertically specialized teams relationships with ERPs, SIS platforms, operating with signiﬁcant banks and payment processors built over in-region/local presence (selling years and supporting clients in over 100 ● Unique: Large EDU global agent network countries ● Durable: Commercial relationships based ● Durable: Unique Flywire culture on dieren ff tiated market scale and trust that retains top talent

Our Global Network Today Built for scale & regulated complexity 2025 Domestic+ 240+ Cross border Countries & territories payments We have built a global, regulatory-grade Broad 140+ infrastructure Local clearing & Local Currencies payment methods supported platform that is very hard to replicate. Optimized 1200+ Intelligent Local transaction payment options routing Scalable ~6000 Global Geographic settlement corridors infrastructure

Flywire at a Glance

CUSTOMERS + VERTICALS

Education
Higher education, education agents, student housing providers & more

Healthcare
Health systems & hospitals

Travel
Tour, hospitality & specialty travel brands

B2B
Enterprises with complex A/R, government & public sector, emerging verticals

VERTICAL SPECIFIC SOLUTIONS

Student Financial Software (SFS)

Patient billing & payments Affordability Suite Financing and Payment processing

Sertifi
(esignatures, payments, digital authorizations, travel authorizations)

Invoiced with integrated payments to automate accounts receivable and speed collections flywire CORE PRODUCTS

- Global Money Movement
- Verticalized Checkout & UX
- Reconciliation & ERP Integration
- Risk, Fraud & Compliance
- Payments Optimization & Insights
- White-Glove Support

What makes us different?

1. Verticalized by industry
2. Embedded in mission-critical workflows
3. High-value & high-trust transactions
4. Global + local at the same time

Outline 1. Since IPO: Proven Model & Expanding Network Advantage 2. Go-to-Market Engine 3. Structural Operating Leverage & Capital Discipline 4. Uniﬁed Platform & AI Foundation 5. 2026 Outlook: Prudent Assumptions, Continued Margin Expansion

Continued Momentum in Client Base Clients are choosing Flywire as a key part of their workﬂows Client Growth Since 2021 Note: Excludes clients from Flywire’s Invoiced and Sertiﬁ acquisitions +2.5x

Enterprise Clients Drive Growth Across Education & Travel

Revenue churn among enterprise customers in EDU and Travel is extremely low (<1%)

Education Enterprise Clients



+29% Growth
2023
2024
2025

Enterprise clients account for ~90% of Education revenue since 2023

Travel Enterprise Clients



+94% Growth
2023
2024
2025

Enterprise clients account for ~73% of Travel revenue since 2023

Note: Enterprise clients are defined as clients that generated over USD 100,000 in LTM revenue (spot USD-translated). Includes all platforms/products excluding StudyLink and Sertifi, consistent with our client definition. Classification may change quarter-over-quarter as revenue fluctuates around the threshold. Note: No single client accounted for more than 2% of total revenue during these periods

Selected Customer Wins - Q4 2025 Strong New Client Wins and Expansion Across Existing Customers

Outline 1. Since IPO: Proven Model & Expanding Network Advantage 2. Go-to-Market Engine 3. Structural Operating Leverage & Capital Discipline 4. Uniﬁed Platform & AI Foundation 5. 2026 Outlook

2021 2025 Continuing client growth and broader New logos & Volume-driven international product suite adoption, capturing domestic Primary growth driver student ﬂows + international ﬂows Predominantly cross-border education Growing via share gains and cross-sell, Macro sensitivity business diversiﬁed across verticals & geos Concentrated in Big Four destinations More geographically diversiﬁed; Revenue mix and international payers meaningful growth outside Big Four Larger deals with Smaller, single-product deals Deal proﬁle multi-product adoption Lower ARR per client; Higher ARR per deal; software and ARR quality limited software contribution domestic use cases scaling Retention dynamics First-year payer dependent New and repeat payers drive growth Limited Material and Domestic use cases contribution expanding contributor Payments-led, narrower Platform-led ecosystem across Network value platform footprint payments + software

Structural Operating Leverage Across All Opex Lines



Sales & Marketing 1
23.3%
24.8%
23.5%
21.6%
20.1%
'21→'25
Dollar Amt
($M):
~$40
~$120
2021
2022
2023
2024
2025



Technology & Development 1
12.1%
13.7%
11.5%
10.0%
8.3%
~$20
~$50
2021
2022
2023
2024
2025



General & Admin1
24.8%
24.0%
21.1%
18.5%
15.8%
~$45
~$95
2021
2022
2023
2024
2025

Opportunities to Scale

- Further GTM efficiency through vertical and geographic prioritization
- Scalable digital demand generation in Travel
- AI-enabled Relationship Manager productivity and faster ramp through centralized knowledge tools
- Structured upsell motions leveraging pricing discipline and customer education platforms
- Embedding AI within the development lifecycle to materially improve productivity and time-to-market
- Unified data architecture to enable predictive analytics, AI-driven insights, and real-time decision support. Systems consolidation across functions.
- Automation across compliance, risk and legal functions to drive scalable operating leverage
- Procurement optimization and system consolidation to reduce complexity and improve cost discipline

1. *Measures non-GAAP operating expenses as % of revenue less ancillary services (RLAS)*

Q4 Actual Performance vs. Guidance: Strong Beat Across the Board

	Actual	Guide[1]	Beat
	4Q 2025	4Q 2025	
Total RLAS ($M)	$152.7	$145	+$7.7
Y/Y RLAS Spot Growth (%)	35.3%	29%	+630 bps
Y/Y RLAS FxN Growth (%)	32.6%	25%	+760 bps
Sertifi Revenue ($M)	$14.2	$13	+$1.2
RLAS - ex Sertifi ($M)	$138.6	$132	+$6.6
Y/Y RLAS FxN Growth ex Sertifi (%)	20.1%	14%	+610 bps
aEBITDA ($M)	$25.4	$23	+$2.4
aEBITDA Margin expansion - YoY	~190 bps	+125 bps	~70 bps

Note: Dollar amounts in USD millions unless otherwise noted; growth rates shown as percentages Note (1): Refers to mid-point of guidance ranges, where applicable

RLAS:

- ✔ Strong, diversified growth across verticals and regions driving top line performance
- ✔ FxN RLAS beat primarily driven by ramp of payment processing across Healthcare & B2B clients combined with smaller macro headwinds in key Education markets
- ✔ Sertifi Revenue performance driven by payment product offerings

Adjusted EBITDA:

- ✔ Adjusted EBITDA margin was well ahead of the guide driven by top line flow through and operational discipline

GAAP Financial Highlights Q4 2025 $157.5M 57.6% $0.0M* Revenue Gross Margin Net Income *Q4 2025 includes a $1.0M FX gain; Q4 2025 Net Income up $15.9M vs. Q4 2024

Key Operating Metrics (Non-GAAP) Q4 2025 $9.3B $152.7M $93.7M $25.4M 1 1 1 1 +35.6% YoY +35.3% YoY 23.4% YoY 53.4% YoY 2 2 16.6% 61.3% Total Revenue Less Adjusted Adjusted EBITDA Payment Ancillary Gross Proﬁt Volume Services 1. Represents Y-o-Y Growth as compared to Q424 2. Represents Margins as % of RLAS (Revenue Less Ancillary Services) See Appendix for reconciliation to GAAP amounts

GAAP Financial Highlights FY 2025 $623.0M 59.6% $13.5M* Revenue Gross Margin Net Income *FY 2025 includes a $7.9M FX gain

Key Operating Metrics (Non-GAAP) FY 2025 $37.6B $603.1M $381.6M $120.6M 1 1 1 1 +26.4% YoY +27.1% YoY +21.8% YoY +55.0% YoY 2 2 63.3% 20.0% Revenue Less Total Adjusted Adjusted EBITDA Ancillary Payment Gross Proﬁt Services Volume 1. Represents Y-o-Y Growth as compared to FY24 2. Represents Margins as % of RLAS (Revenue Less Ancillary Services) See Appendix for reconciliation to GAAP amounts

Increasing Revenue Less Ancillary Services Diversity



B2B
Healthcare
Travel
UK Education
US Education
Rest of EDU
$474.2M
3%
6%
13%
26%
22%
29%
2024
+101%
+22%
+100%
+25%
+5%
+6%
CA + AU ~ -6% YoY
non-Big 4 EDU ~ +30%YoY
$603.1M
5%
6%
21%
26%
18%
24%
2025

Strong growth across all verticals

- B2B saw significant YoY growth, accelerated through migration/synergies
- Healthcare strength driven by large client launches and ramp
- Education revenues grew 12% YoY despite macro headwinds. CA was down almost 30% YoY, as expected at the beginning of the year, but better than the larger CA visa drop. AU revenue grew by low teens in 2025, much better vs original assumption of a reduction of 30%, also above AU visa performance.
- Travel surpassed US EDU in revenue. Addition of Sertifi drove 69% pts of the total Travel growth, with Sertifi up 35% YoY on a pro-forma basis. Sertifi contributed 9% to total FLYW growth in 2025

Stable Spreads on Our Transaction Volumes ● Spreads remain relatively stable within our core transactional ﬂows ● Monetization Rate and Adjusted Gross Margins driven by increase in domestic payments in the mix + seasonality / vertical mix 23

Capital Allocation Strategy Overview 13 2 Organic Growth Strategic Share Investments Acquisitions Buybacks Geographic expansion Accelerate within existing Share Repurchase Program industry and / or geographies enables purchasing when GTM enhancement projected return exceeds our New product capability for cost of equity Deeper software integrations cross-sells & upsells Prudent approach in Ecosystem expansions with Enter new geographies or maintaining operational Strategic Payables & International regions liquidity and ﬁnancial ﬂexibility Agent solutions for organic investments & strategic M&A

2025 Cash & Liquidity Walk: ~$500M Liquidity 62 (US$M) ~495 (1) ● Strong liquidity maintained while funding growth and returning capital ● Acquisition-related (Sertiﬁ) debt incurred early in the year was fully repaid by year-end, as planned (1) Cash represents corporate cash, cash equivalents, and investments (i.e. excludes client cash)

Share Buyback (SBB): ~$120M Since the Start of Program (US$M) Authorized $300M (-) Purchases through $(118M) 12/31/25 Remaining $182M 1 Price $17.70 $20.26 $13.56 $8.84 $13.12 $13.61 1 Price vs. VWAP ($0.02) +$0.03 ($0.01) +$0.07 +$0.01 ($0.01) Shares Repurchased 1.3M 1.0M 3.6M 0.6M 0.8M 0.7M ● Share repurchase program started in Q3’24 with $150M authorization, and was increased to $300M in Q2’25 ● Since program start ~8M shares have been repurchased at an average price of $14.75 1 Excludes Commissions

Outline 1. Since IPO: Proven Model & Expanding Network Advantage 2. Go-to-Market Engine 3. Structural Operating Leverage & Capital Discipline 4. Uniﬁed Platform & AI Foundation 5. 2026 Outlook

Flywire's AI Moat: Systems of Record × Workflow × AI

Complex Financial Workflows

AI can automate pieces, but cannot replace deeply integrated financial workflow orchestration

- End-to-end workflow: payment initiation → FX → compliance → reconciliation
- Exception handling, reconciliation, and audit workflows
- Mission-critical receivables and payment infrastructure

Trusted, Secure & Regulated Payments

Trust & compliance create structural barriers to entry

- Global, multi-currency regulated payment infrastructure
- Embedded, compliant financial and receivables data
- Secure handling of sensitive financial transactions
- Compliance, auditability, and regulatory controls
- Trusted partner for mission-critical payments

System of Record

Embedded, integrated into client ecosystems - high switching costs

- ERP-embedded integrations (Workday, Ellucian, Oracle, SAP, etc.)
- Embedded into customer financial operations
- System-of-record position for payments and receivables
- High switching costs once embedded
- Clients consolidate workflows onto Flywire over time

Why the Moat Widens with AI

AI strengthens platforms
Where data + workflows already live

Not a commodity
AI helps Flywire consolidate more workflows, not less

Higher switching costs over time
AI learns customer-specific behavior and data from industry peers

Durable pricing power
AI increases platform value

AI doesn't disintermediate Flywire — it compounds the value of being the system of record for complex financial workflows

Building a Durable & Powerful Technology Stack

Modular architecture complements domain-expert teams & regulatory-compliant payment network


Implementations
EDU Integrations
Travel Integrations
B2B Integrations
HC Integrations
Client / Partner
EDU Software
(SFS, Collection Mgmt, eStore, StudyLink, Agents)
Travel Software
(Sertifi)
B2B Software
(Invoiced)
HC Software
(Patient Financial Experience)
Software Platform Services (e.g. Communications/Messaging, SSO Service, Contract Signing...)
Payment Experiences (e.g. Pay by Link, Secure checkout, Hosted Payment Experiences..)
APIs
Payments Platform
Payments Acceptance & Routing
Matching & Reconciliation
Pricing Service
FX, Cash Management & Treasury
Compliance, Risk & Fraud
Disbursements
Data & Reporting
Global Payment Network
Local Bank Connections
Local Card Acceptance
Local Alternate Method Acceptance
Security
Technical Support

- Flywire is the infrastructure behind complex payments in complex industries
- AI-intelligence being added across platform for key use cases
- Flywire investing in AI and development of future-state platform
- Platform incorporates years of integration expertise with partners and customers

Outline 1. Since IPO: Proven Model & Expanding Network Advantage 2. Go-to-Market Engine 3. Structural Operating Leverage & Capital Discipline 4. Uniﬁed Platform & AI Foundation 5. 2026 Outlook

Q1 2026 Outlook

	FX-Neutral Revenue Less Ancillary Services Growth	Adjusted EBITDA[1] Margin Expansion (YoY)
Total Flywire	26-30% YoY FXN (including ~7% inorganic Sertifi)	100-350 bps (including Sertifi)

Estimated FX impact (benefit) on RLAS:
~4-5% [2]

1. Flywire has not provided a quantitative reconciliation of forecasted FX Neutral revenue to GAAP revenue and Adjusted EBITDA margin to forecasted GAAP Net Income margin within this presentation because Flywire is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of Flywire's stock and in foreign exchange rates.

2. As of 12/31/2025 exchange rates. As of February 24, 2026 FX changes vs 12/31/2025 rates were relatively immaterial

FY 2026 Outlook FX-Neutral Revenue 1 Adjusted EBITDA Margin Less Ancillary Services Expansion (YoY) Growth Total 15-21% YoY FXN 150-350 bps (including ~1% inorganic Sertiﬁ) (including Sertiﬁ) Flywire Estimated FX impact (beneﬁt) on RLAS: 2 ~1% 1. Flywire has not provided a quantitative reconciliation of forecasted Adjusted EBITDA margin to forecasted GAAP Net Income margin within this presentation because Flywire is unable, without making unreasonable eorts, to calcula ff te certain reconciling items with conﬁdence. These items include, but are not limited to income taxes which are directly impacted by unpredictable ﬂuctuations in the market price of Flywire's stock and in foreign exchange rates 2. As of 12/31/2025 exchange rates. As of February 24, 2026 FX changes vs 12/31/2025 rates were relatively immaterial

2026 Guidance Context

Guidance Assumptions

Revenue	Approx. 1% inorganic growth from Sertifi. Approx. 2% coming from payment processing ramp.
Gross Margins	Adjusted Gross Profit margin to decline 200-300bps in FY2026 due to payment processing ramp. Excl ramp, GM % decline would be 100-200bps for FY26, and exiting into 2027 in the normal ~100-200 bps annual range.
aEBITDA (%)	Improved productivity & operating leverage, supporting our ability to grow operating expenses more efficiently relative to gross profit.

EDU Macro Assumptions

North America	U.S. visas down 30%; CAN visas down 10%. Offset by new client growth & upsells to domestic payments. US education revenue to grow LSD % in 2026. CAN EDU expected to grow > 10% YoY.
EMEA	Assuming flat visa growth in the UK. Continued strong UK & EMEA revenue growth (at or above company average) from further market share gains.
APAC	Assuming flat visas in AUS, while still assuming modest LSD revenue growth. Watching tighter visa requirements for Indian students.

Recent Visa/ Int'l Student Developments in Big 4 Markets



UK

- Graduate route cut from 24 to 18 months
- 6% levy in international tuition for Universities replaced with GBP 925 flat fee from 2027-28
- Government announced plans to grow UK international education exports from GBP32 to 40bn by 2030



USA

- H1B visa fee does not apply to int'l students in the US looking to apply for status change
- Expanded consular screening to include social media reviews
- Common App data indicates applications for 2026-27 academic year down ~10%



CANADA

- Master's and PhD students at public institutions are exempt from the overall national cap beginning Jan 1, 2026
- Post study work opportunities aligned to labour needs/gaps



AUSTRALIA

- **~295,000** places for new international students for 2026 **(+9% YoY)**
- Australia reclassified India to highest risk category for visa processing, requiring more scrutiny

1 NRR Performance & Outlook Pressure in 2024 primarily Comments Continued driven by pressure in Canada Canada, ● Healthy growth despite continued along with (10%) US macro pressure in 2025 negative visa trend ● Expect NRR to stabilize in 2026 as we annualize on Canada headwinds, even as US visas expected to be down again. ● As Travel and B2B scale (front-book is a larger driver there), growth is increasingly driven by new enterprise wins and program ramps, making blended NRR a less complete indicator of performance. Note (1): We calculate the annual net dollar-based retention rate for a given year based on the weighted average of the quarterly net dollar-based retention rates for each quarter in that year. We calculate the quarterly net dollar-based retention rate for a given quarter by dividing the revenue we earned in that quarter by the revenue we earned from the same clients in the corresponding quarter of the previous year. Our calculation of quarterly net dollar-based revenue rate for a given quarter only includes revenue from clients that were clients at the beginning of the corresponding quarter of the previous year.

Appendix

FX Neutral Revenue Less Ancillary Services* *FX Neutral Revenue Less Ancillary Services: FX neutral revenue less ancillary services is adjusted for the impact of foreign currency rate ﬂuctuations. This measure helps provide insight on comparable revenue growth by removing the eect o ff f changes in foreign currency exchange rates year-over-year. Foreign currency exchange impact in the current period is calculated using prior period monthly average exchange rates applied to the current period foreign currency amounts. $USD in Millions (unaudited)

FX Neutral Revenue Less Ancillary Services* Change *FX Neutral Revenue Less Ancillary Services: FX neutral revenue less ancillary services is adjusted for the impact of foreign currency rate ﬂuctuations. This measure helps provide insight on comparable revenue growth by removing the eect o ff f changes in foreign currency exchange rates year-over-year. Foreign currency exchange impact in the current period is calculated using prior period monthly average exchange rates applied to the current period foreign currency amounts. $USD in Millions (unaudited)

Revenue Less Ancillary Services & Adjusted Gross Margin Reconciliations $USD in Millions (unaudited)

Free Cash Flow $USD in Millions (unaudited)

Revenue Disaggregation by Revenue Type $USD in Millions (unaudited)

Net Income (Loss) to Adjusted EBITDA Reconciliation $USD in Millions (unaudited)

Reconciliation of GAAP to Non-GAAP Operating Expenses $USD in Millions (unaudited)

Net Margin, EBITDA Margin, and Adjusted EBITDA Margin $USD in Millions (unaudited)